Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	2Q'15 vs. 2Q'14		Jun 30, 2015	Jun 30, 2014	YTD'15 vs. YTD'14
EARNINGS
Net interest income	$2,907	$2,875	$2,978	$2,879	$2,720	$187	6.9%	$5,782	$5,463	$319	5.8%
Retailer share arrangements	(621)	(660)	(698)	(693)	(590)	(31)	5.3%	(1,281)	(1,184)	(97)	8.2%
Net interest income, after retailer share arrangements	2,286	2,215	2,280	2,186	2,130	156	7.3%	4,501	4,279	222	5.2%
Provision for loan losses	740	687	797	675	681	59	8.7%	1,427	1,445	(18)	(1.2)%
Net interest income, after retailer share arrangements and provision for loan losses	1,546	1,528	1,483	1,511	1,449	97	6.7%	3,074	2,834	240	8.5%
Other income	120	101	162	96	112	8	7.1%	221	227	(6)	(2.6)%
Other expense	805	746	792	728	797	8	1.0%	1,551	1,407	144	10.2%
Earnings before provision for income taxes	861	883	853	879	764	97	12.7%	1,744	1,654	90	5.4%
Provision for income taxes	320	331	322	331	292	28	9.6%	651	624	27	4.3%
Net earnings	$541	$552	$531	$548	$472	$69	14.6%	$1,093	$1,030	$63	6.1%
Net earnings attributable to common stockholders	$541	$552	$531	$548	$472	$69	14.6%	$1,093	$1,030	$63	6.1%

COMMON SHARE STATISTICS
Basic EPS	$0.65	$0.66	$0.64	$0.70	$0.67	$(0.02)	(3.0)%	$1.31	$1.46	$(0.15)	(10.3)%
Diluted EPS	$0.65	$0.66	$0.64	$0.70	$0.67	$(0.02)	(3.0)%	$1.31	$1.46	$(0.15)	(10.3)%
Common stock price	$32.93	$30.35	$29.75	$24.55	n/a	$32.93	n/a	$32.93	n/a	$32.93	n/a
Book value per share	$13.89	$13.24	$12.57	$11.92	$9.06	$4.83	53.3%	$13.89	$9.06	$4.83	53.3%
Tangible book value per share(1)	$12.06	$11.43	$10.81	$10.25	$7.06	$5.00	70.8%	$12.06	$7.06	$5.00	70.8%

Beginning common shares outstanding	833.8	833.8	833.8	705.3	705.3	128.5	18.2%	833.8	705.3	128.5	18.2%
Issuance of common shares through initial public offering	—	—	—	128.5	—	—	NM	—	—	—	NM
Shares repurchased	—	—	—	—	—	—	NM	—	—	—	NM
Ending common shares outstanding	833.8	833.8	833.8	833.8	705.3	128.5	18.2%	833.8	705.3	128.5	18.2%

Weighted average common shares outstanding	833.8	833.8	833.8	781.8	705.3	128.5	18.2%	833.8	705.3	128.5	18.2%
Weighted average common shares outstanding (fully diluted)	835.4	835.0	834.3	781.9	705.3	130.1	18.4%	835.2	705.3	129.9	18.4%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Six Months ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	2Q'15 vs. 2Q'14		Jun 30, 2015	Jun 30, 2014	YTD'15 vs. YTD'14
PERFORMANCE METRICS
Return on assets(1)	2.9%	3.0%	2.7%	3.2%	3.1%		(0.2)%	3.0%	3.5%		(0.5)%
Return on equity(2)	19.2%	20.8%	20.2%	26.8%	29.9%		(10.7)%	20.0%	32.4%		(12.4)%
Return on tangible common equity(3)	22.2%	24.1%	23.4%	32.4%	38.5%		(16.3)%	23.1%	40.9%		(17.8)%
Net interest margin(4)	15.77%	15.79%	15.60%	17.11%	17.84%		(2.07)%	15.75%	18.29%		(2.54)%
Efficiency ratio(5)	33.5%	32.2%	32.4%	31.9%	35.5%		(2.0)%	32.8%	31.2%		1.6%
Other expense as a % of average loan receivables, including held for sale	5.37%	5.06%	5.16%	5.09%	5.77%		(0.40)%	5.20%	5.13%		0.07%
Effective income tax rate	37.2%	37.5%	37.7%	37.7%	38.2%		(1.0)%	37.3%	37.7%		(0.4)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.63%	4.53%	4.32%	4.05%	4.88%		(0.25)%	4.56%	4.85%		(0.29)%
30+ days past due as a % of period-end loan receivables	3.53%	3.79%	4.14%	4.26%	3.82%		(0.29)%	3.53%	3.82%		(0.29)%
90+ days past due as a % of period-end loan receivables	1.52%	1.81%	1.90%	1.85%	1.65%		(0.13)%	1.52%	1.65%		(0.13)%
Net charge-offs	$693	$668	$663	$579	$673	$20	3.0%	$1,361	$1,331	$30	2.3%
Loan receivables delinquent over 30 days	$2,171	$2,209	$2,536	$2,416	$2,097	$74	3.5%	$2,171	$2,097	$74	3.5%
Loan receivables delinquent over 90 days	$933	$1,056	$1,162	$1,051	$908	$25	2.8%	$933	$908	$25	2.8%

Allowance for loan losses (period-end)	$3,302	$3,255	$3,236	$3,102	$3,006	$296	9.8%	$3,302	$3,006	$296	9.8%
Allowance coverage ratio(6)	5.38%	5.59%	5.28%	5.46%	5.48%		(0.10)%	5.38%	5.48%		(0.10)%

BUSINESS METRICS
Purchase volume(7)	$28,810	$23,139	$30,081	$26,004	$25,978	$2,832	10.9%	$51,949	$47,064	$4,885	10.4%
Period-end loan receivables	$61,431	$58,248	$61,286	$56,767	$54,873	$6,558	12.0%	$61,431	$54,873	$6,558	12.0%
Credit cards	$58,827	$55,866	$58,880	$54,263	$52,406	$6,421	12.3%	$58,827	$52,406	$6,421	12.3%
Consumer installment loans	$1,138	$1,062	$1,063	$1,081	$1,047	$91	8.7%	$1,138	$1,047	$91	8.7%
Commercial credit products	$1,410	$1,295	$1,320	$1,404	$1,405	$5	0.4%	$1,410	$1,405	$5	0.4%
Other	$56	$25	$23	$19	$15	$41	NM	$56	$15	$41	NM
Average loan receivables, including held for sale	$60,094	$59,775	$59,547	$57,391	$55,363	$4,731	8.5%	$60,124	$55,593	$4,531	8.2%
Period-end active accounts (in thousands)(8)	61,718	59,761	64,286	60,489	59,248	2,470	4.2%	61,718	59,248	2,470	4.2%
Average active accounts (in thousands)(8)	60,923	61,604	61,667	59,907	58,386	2,537	4.3%	61,478	59,080	2,398	4.1%

LIQUIDITY
Liquid assets
Cash and equivalents	$10,621	$11,218	$11,828	$14,808	$6,782	$3,839	56.6%	$10,621	$6,782	$3,839	56.6%
Total liquid assets	$13,660	$13,813	$12,942	$14,077	$6,119	$7,541	123.2%	$13,660	$6,119	$7,541	123.2%
Undrawn credit facilities
Undrawn committed securitization financings	$6,125	$6,600	$6,100	$5,650	$5,650	$475	8.4%	$6,125	$5,650	$475	8.4%
Total liquid assets and undrawn credit facilities	$19,785	$20,413	$19,042	$19,727	$11,769	$8,016	68.1%	$19,785	$11,769	$8,016	68.1%
Liquid assets % of total assets	18.03%	18.99%	17.09%	19.16%	9.69%		8.34%	18.03%	9.69%		8.34%
Liquid assets including undrawn committed securitization financings % of total assets	26.12%	28.07%	25.15%	26.85%	18.63%		7.49%	26.12%	18.63%		7.49%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(7) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(8) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	2Q'15 vs. 2Q'14		Jun 30, 2015	Jun 30, 2014	YTD'15 vs. YTD'14
Interest income:
Interest and fees on loans	$3,166	$3,140	$3,252	$3,116	$2,920	$246	8.4%	$6,306	$5,848	$458	7.8%
Interest on investment securities	11	10	8	7	6	5	83.3%	21	11	10	90.9%
Total interest income	3,177	3,150	3,260	3,123	2,926	251	8.6%	6,327	5,859	468	8.0%

Interest expense:
Interest on deposits	146	137	139	126	109	37	33.9%	283	205	78	38.0%
Interest on borrowings of consolidated securitization entities	53	52	57	57	54	(1)	(1.9)%	105	101	4	4.0%
Interest on third-party debt	71	82	78	46	—	71	NM	153	—	153	NM
Interest on related party debt	—	4	8	15	43	(43)	(100.0)%	4	90	(86)	(95.6)%
Total interest expense	270	275	282	244	206	64	31.1%	545	396	149	37.6%

Net interest income	2,907	2,875	2,978	2,879	2,720	187	6.9%	5,782	5,463	319	5.8%

Retailer share arrangements	(621)	(660)	(698)	(693)	(590)	(31)	5.3%	(1,281)	(1,184)	(97)	8.2%
Net interest income, after retailer share arrangements	2,286	2,215	2,280	2,186	2,130	156	7.3%	4,501	4,279	222	5.2%

Provision for loan losses	740	687	797	675	681	59	8.7%	1,427	1,445	(18)	(1.2)%
Net interest income, after retailer share arrangements and provision for loan losses	1,546	1,528	1,483	1,511	1,449	97	6.7%	3,074	2,834	240	8.5%

Other income:
Interchange revenue	123	100	120	101	92	31	33.7%	223	168	55	32.7%
Debt cancellation fees	61	65	67	68	70	(9)	(12.9)%	126	140	(14)	(10.0)%
Loyalty programs	(94)	(78)	(91)	(84)	(63)	(31)	49.2%	(172)	(106)	(66)	62.3%
Other	30	14	66	11	13	17	130.8%	44	25	19	76.0%
Total other income	120	101	162	96	112	8	7.1%	221	227	(6)	(2.6)%

Other expense:
Employee costs	250	239	227	239	207	43	20.8%	489	400	89	22.3%
Professional fees(1)	156	162	139	149	145	11	7.6%	318	275	43	15.6%
Marketing and business development	108	82	165	115	97	11	11.3%	190	180	10	5.6%
Information processing	74	63	60	47	53	21	39.6%	137	105	32	30.5%
Other(1)	217	200	201	178	295	(78)	(26.4)%	417	447	(30)	(6.7)%
Total other expense	805	746	792	728	797	8	1.0%	1,551	1,407	144	10.2%

Earnings before provision for income taxes	861	883	853	879	764	97	12.7%	1,744	1,654	90	5.4%
Provision for income taxes	320	331	322	331	292	28	9.6%	651	624	27	4.3%
Net earnings attributable to common shareholders	$541	$552	$531	$548	$472	$69	14.6%	$1,093	$1,030	$63	6.1%

(1) We have reclassified certain amounts within Professional fees to Other for all periods in 2014 to conform to the current period classifications.

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015 vs. Jun 30, 2014
Assets
Cash and equivalents	$10,621	$11,218	$11,828	$14,808	$6,782	$3,839	56.6%
Investment securities	3,682	3,121	1,598	325	298	3,384	NM
Loan receivables:
Unsecuritized loans held for investment	36,019	33,424	34,335	30,474	28,280	7,739	27.4%
Restricted loans of consolidated securitization entities	25,412	24,824	26,951	26,293	26,593	(1,181)	(4.4)%
Total loan receivables	61,431	58,248	61,286	56,767	54,873	6,558	12.0%
Less: Allowance for loan losses	(3,302)	(3,255)	(3,236)	(3,102)	(3,006)	(296)	9.8%
Loan receivables, net	58,129	54,993	58,050	53,665	51,867	6,262	12.1%
Loan receivables held for sale	—	359	332	1,493	1,458	(1,458)	(100.0)%
Goodwill	949	949	949	949	949	—	—%
Intangible assets, net	575	557	519	449	463	112	24.2%
Other assets	1,794	1,524	2,431	1,780	1,358	436	32.1%
Total assets	$75,750	$72,721	$75,707	$73,469	$63,175	$12,575	19.9%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$37,629	$34,788	$34,847	$32,480	$30,258	$7,371	24.4%
Non-interest-bearing deposit accounts	143	162	108	209	204	(61)	(29.9)%
Total deposits	37,772	34,950	34,955	32,689	30,462	7,310	24.0%
Borrowings:
Borrowings of consolidated securitization entities	13,948	13,817	14,967	15,091	15,114	(1,166)	(7.7)%
Bank term loan	5,151	5,651	8,245	7,495	—	5,151	NM
Senior unsecured notes	4,593	4,592	3,593	3,593	—	4,593	NM
Related party debt	—	—	655	1,405	7,859	(7,859)	(100.0)%
Total borrowings	23,692	24,060	27,460	27,584	22,973	719	3.1%
Accrued expenses and other liabilities	2,708	2,675	2,814	3,255	3,347	(639)	(19.1)%
Total liabilities	64,172	61,685	65,229	63,528	56,782	7,390	13.0%
Equity:
Parent’s net investment	—	—	—	—	—	—	NM
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,422	9,418	9,408	9,401	6,399	3,023	47.2%
Retained earnings	2,172	1,631	1,079	548	—	2,172	NM
Accumulated other comprehensive income:	(17)	(14)	(10)	(9)	(7)	(10)	142.9%
Total equity	11,578	11,036	10,478	9,941	6,393	5,185	81.1%
Total liabilities and equity	$75,750	$72,721	$75,707	$73,469	$63,175	$12,575	19.9%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	June 30, 2015			March 31, 2015			December 31, 2014			September 30, 2014			June 30, 2014
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$10,728	$6	0.22%	$11,331	$6	0.21%	$13,631	$7	0.20%	$9,793	$4	0.16%	$5,489	$3	0.22%
Securities available for sale	3,107	5	0.65%	2,725	4	0.60%	962	1	0.40%	309	3	3.89%	285	3	4.22%

Loan receivables:
Credit cards, including held for sale	57,588	3,106	21.63%	57,390	3,079	21.76%	57,075	3,186	21.68%	54,891	3,054	22.32%	52,957	2,860	21.66%
Consumer installment loans	1,101	26	9.47%	1,057	25	9.59%	1,072	27	9.78%	1,070	25	9.37%	1,004	24	9.59%
Commercial credit products	1,372	34	9.94%	1,305	36	11.19%	1,379	38	10.70%	1,412	37	10.51%	1,387	36	10.41%
Other	33	—	—%	23	—	—%	21	1	NM	18	—	—%	15	—	—%
Total loan receivables, including held for sale	60,094	3,166	21.13%	59,775	3,140	21.30%	59,547	3,252	21.21%	57,391	3,116	21.78%	55,363	2,920	21.16%
Total interest-earning assets	73,929	3,177	17.24%	73,831	3,150	17.30%	74,140	3,260	17.07%	67,493	3,123	18.56%	61,137	2,926	19.20%

Non-interest-earning assets:
Cash and due from banks	583			497			1,220			1,260			637
Allowance for loan losses	(3,285)			(3,272)			(3,160)			(3,058)			(3,005)
Other assets	2,916			2,802			2,831			2,605			2,446
Total non-interest-earning assets	214			27			891			807			78

Total assets	$74,143			$73,858			$75,031			$68,300			$61,215

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$35,908	$146	1.63%	$34,981	$137	1.59%	$33,980	$139	1.59%	$31,459	$126	1.61%	$28,568	$109	1.53%
Borrowings of consolidated securitization entities	14,026	53	1.52%	14,101	52	1.50%	14,766	57	1.50%	15,102	57	1.51%	14,727	54	1.47%
Bank term loan(1)	5,401	32	2.38%	6,531	47	2.92%	8,057	46	2.22%	3,747	28	3.00%	—	—	—%
Senior unsecured notes(1)	4,592	39	3.41%	4,093	35	3.47%	3,593	32	3.46%	1,797	18	4.02%	—	—	—%
Related party debt(1)	—	—	—%	407	4	3.99%	843	8	3.68%	4,582	15	1.31%	7,959	43	2.17%
Total interest-bearing liabilities	59,927	270	1.81%	60,113	275	1.86%	61,239	282	1.79%	56,687	244	1.73%	51,254	206	1.61%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	166			142			182			206			221
Other liabilities	2,750			2,854			3,382			3,208			3,412
Total non-interest-bearing liabilities	2,916			2,996			3,564			3,414			3,633

Total liabilities	62,843			63,109			64,803			60,101			54,887

Equity
Total equity	11,300			10,749			10,228			8,199			6,328

Total liabilities and equity	$74,143			$73,858			$75,031			$68,300			$61,215
Net interest income		$2,907			$2,875			$2,978			$2,879			$2,720

Interest rate spread(2)			15.43%			15.44%			15.28%			16.83%			17.59%
Net interest margin(3)			15.77%			15.79%			15.60%			17.11%			17.84%

(1) Interest on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the quarters ended June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, were 2.21%, 2.21%, 2.19% and 2.21%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2015			Six Months Ended Jun 30, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,006	$12	0.22%	$4,710	$5	0.22%
Securities available for sale	2,887	9	0.63%	268	6	4.54%

Loan receivables:
Credit cards, including held for sale	57,670	6,185	21.63%	53,238	5,727	21.81%
Consumer installment loans	1,081	51	9.51%	984	47	9.69%
Commercial credit products	1,345	70	10.50%	1,356	74	11.07%
Other	28	—	—%	15	—	—%
Total loan receivables, including held for sale	60,124	6,306	21.15%	55,593	5,848	21.33%
Total interest-earning assets	74,017	6,327	17.24%	60,571	5,859	19.61%

Non-interest-earning assets:
Cash and due from banks	578			611
Allowance for loan losses	(3,282)			(2,964)
Other assets	2,870			2,253
Total non-interest-earning assets	166			(100)

Total assets	$74,183			$60,471

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$35,538	$283	1.61%	$27,488	$205	1.51%
Borrowings of consolidated securitization entities	14,099	105	1.50%	14,799	101	1.38%
Bank term loan(1)	6,011	79	2.65%	—	—	—%
Senior unsecured notes(1)	4,307	74	3.46%	—	—	—%
Related party debt(1)	232	4	3.48%	8,131	90	2.24%
Total interest-bearing liabilities	60,187	545	1.83%	50,418	396	1.59%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	153			282
Other liabilities	2,820			3,319
Total non-interest-bearing liabilities	2,973			3,601

Total liabilities	63,160			54,019

Equity
Total equity	11,023			6,452

Total liabilities and equity	$74,183			$60,471
Net interest income		$5,782			$5,463

Interest rate spread(2)			15.41%			18.02%
Net interest margin(3)			15.75%			18.29%

(1) Interest on liabilities calculated above utilizes monthly average balances. The effective interest rate for the Bank term loan for the 6 months ended June 30, 2015 was 2.21%. The Bank term loan effective rate excludes the impact of charges incurred in connection with the prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015 vs. Jun 30, 2014
BALANCE SHEET STATISTICS
Total common equity	$11,578	$11,036	$10,478	$9,941	$6,393	$5,185	81.1%
Total common equity as a % of total assets	15.28%	15.18%	13.84%	13.53%	10.12%		5.16%

Tangible assets	$74,226	$71,215	$74,239	$72,071	$61,763	$12,463	20.2%
Tangible common equity(1)	$10,054	$9,530	$9,010	$8,543	$4,981	$5,073	101.8%
Tangible common equity as a % of tangible assets(1)	13.55%	13.38%	12.14%	11.85%	8.06%		5.49%
Tangible common equity per share(1)	$12.06	$11.43	$10.81	$10.25	$7.06	$5.00	70.8%

REGULATORY CAPITAL RATIOS(2)
	Basel III Transition	Basel I
Total risk-based capital ratio(3)(8)	18.5%	18.2%	16.2%	16.4%
Tier 1 risk-based capital ratio(4)(8)	17.2%	16.9%	14.9%	15.1%
Tier 1 common ratio(5)(8)	n/a	16.9%	14.9%	15.1%
Tier 1 leverage ratio(6)(8)	14.6%	13.7%	12.5%	12.2%
Common equity Tier 1 capital ratio(7)(8)	17.2%	n/a	n/a	n/a

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(7)	16.4%	16.4%	14.5%	14.6%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at June 30, 2015 are preliminary and therefore subject to change. As a new savings and loan holding company, the Company historically has not been required by regulators to disclose capital ratios, and therefore these ratios are non-GAAP measures. See Reconciliation of Non-GAAP Measures and Calculation of Regulatory Measures for components of capital ratio calculations.

(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 common ratio is the ratio of common equity Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio reported under Basel III transition rules is calculated based on Tier 1 capital divided by total average assets, after certain adjustments. Total assets, after certain adjustments is used as the denominator for prior periods calculated under Basel I rules.

(7) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

(8) Beginning June 30, 2015, regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I rules for periods prior to June 30, 2015.

SYNCHRONY FINANCIAL
PLATFORM RESULTS AND RECONCILIATION OF NON-GAAP MEASURES
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	2Q'15 vs. 2Q'14		Jun 30, 2015	Jun 30, 2014	YTD'15 vs. YTD'14
RETAIL CARD
Purchase volume(1),(2)	$23,452	$18,410	$24,855	$20,991	$21,032	$2,420	11.5%	$41,862	$37,745	$4,117	10.9%
Period-end loan receivables	$42,315	$39,685	$42,308	$38,466	$37,238	$5,077	13.6%	$42,315	$37,238	$5,077	13.6%
Average loan receivables, including held for sale	$41,303	$40,986	$40,929	$39,411	$38,047	$3,256	8.6%	$41,302	$38,273	$3,029	7.9%
Average active accounts (in thousands)(2),(3)	48,981	49,617	49,871	48,433	47,248	1,733	3.7%	49,513	47,918	1,595	3.3%

Interest and fees on loans(2)	$2,335	$2,337	$2,405	$2,299	$2,158	$177	8.2%	$4,672	$4,336	$336	7.7%
Other income(2)	107	86	141	78	92	15	16.3%	193	188	5	2.7%
Platform revenue, excluding retailer share arrangements(2)	2,442	2,423	2,546	2,377	2,250	192	8.5%	4,865	4,524	341	7.5%
Retailer share arrangements(2)	(606)	(651)	(686)	(683)	(577)	(29)	5.0%	(1,257)	(1,161)	(96)	8.3%
Platform revenue(2)	$1,836	$1,772	$1,860	$1,694	$1,673	$163	9.7%	$3,608	$3,363	$245	7.3%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,371	$2,948	$3,419	$3,226	$3,115	$256	8.2%	$6,319	$5,802	$517	8.9%
Period-end loan receivables	$12,194	$11,833	$12,095	$11,514	$11,014	$1,180	10.7%	$12,194	$11,014	$1,180	10.7%
Average loan receivables	$11,971	$11,970	$11,772	$11,267	$10,785	$1,186	11.0%	$11,990	$10,799	$1,191	11.0%
Average active accounts (in thousands)(3)	7,231	7,271	7,113	6,892	6,692	539	8.1%	7,251	6,718	533	7.9%

Interest and fees on loans	$412	$403	$426	$405	$379	$33	8.7%	$815	$751	$64	8.5%
Other income	4	5	9	7	8	(4)	(50.0)%	9	16	(7)	(43.8)%
Platform revenue, excluding retailer share arrangements	416	408	435	412	387	29	7.5%	824	767	57	7.4%
Retailer share arrangements	(14)	(8)	(11)	(9)	(12)	(2)	16.7%	(22)	(21)	(1)	4.8%
Platform revenue	$402	$400	$424	$403	$375	$27	7.2%	$802	$746	$56	7.5%

CARECREDIT
Purchase volume(1)	$1,987	$1,781	$1,807	$1,787	$1,831	$156	8.5%	$3,768	$3,517	$251	7.1%
Period-end loan receivables	$6,922	$6,730	$6,883	$6,787	$6,621	$301	4.5%	$6,922	$6,621	$301	4.5%
Average loan receivables	$6,820	$6,819	$6,846	$6,713	$6,531	$289	4.4%	$6,832	$6,521	$311	4.8%
Average active accounts (in thousands)(3)	4,711	4,716	4,683	4,582	4,446	265	6.0%	4,714	4,444	270	6.1%

Interest and fees on loans	$419	$400	$421	$412	$383	$36	9.4%	$819	$761	$58	7.6%
Other income	9	10	12	11	12	(3)	(25.0)%	19	23	(4)	(17.4)%
Platform revenue, excluding retailer share arrangements	428	410	433	423	395	33	8.4%	838	784	54	6.9%
Retailer share arrangements	(1)	(1)	(1)	(1)	(1)	—	—%	(2)	(2)	—	—%
Platform revenue	$427	$409	$432	$422	$394	$33	8.4%	$836	$782	$54	6.9%

TOTAL SYF
Purchase volume(1),(2)	$28,810	$23,139	$30,081	$26,004	$25,978	$2,832	10.9%	$51,949	$47,064	$4,885	10.4%
Period-end loan receivables	$61,431	$58,248	$61,286	$56,767	$54,873	$6,558	12.0%	$61,431	$54,873	$6,558	12.0%
Average loan receivables, including held for sale	$60,094	$59,775	$59,547	$57,391	$55,363	$4,731	8.5%	$60,124	$55,593	$4,531	8.2%
Average active accounts (in thousands)(2),(3)	60,923	61,604	61,667	59,907	58,386	2,537	4.3%	61,478	59,080	2,398	4.1%

Interest and fees on loans(2)	$3,166	$3,140	$3,252	$3,116	$2,920	$246	8.4%	$6,306	$5,848	$458	7.8%
Other income(2)	120	101	162	96	112	8	7.1%	221	227	(6)	(2.6)%
Platform revenue, excluding retailer share arrangements(2)	3,286	3,241	3,414	3,212	3,032	254	8.4%	6,527	6,075	452	7.4%
Retailer share arrangements(2)	(621)	(660)	(698)	(693)	(590)	(31)	5.3%	(1,281)	(1,184)	(97)	8.2%
Platform revenue(2)	$2,665	$2,581	$2,716	$2,519	$2,442	$223	9.1%	$5,246	$4,891	$355	7.3%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
COMMON EQUITY MEASURES
GAAP Total common equity	$11,578	$11,036	$10,478	$9,941	$6,393
Less: Goodwill	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(575)	(557)	(519)	(449)	(463)
Tangible common equity	$10,054	$9,530	$9,010	$8,543	$4,981
Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)		293	287	292
Basel I - Tier 1 capital and Tier 1 common equity		$9,823	$9,297	8,835
Adjustments for certain other intangible assets and deferred tax liabilities		(12)	(20)	(24)

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	293
Basel III - Common equity Tier 1 (fully phased-in)	$10,347	$9,811	$9,277	$8,811
Adjustment related to capital components during transition	331
Basel III - Common equity Tier I (transition)	$10,678

RISK-BASED CAPITAL
Tier 1 capital and Tier 1 common equity(1)	$10,678	$9,823	$9,297	$8,835
Add: Allowance for loan losses includible in risk-based capital	806	759	809	760
Risk-based capital(1)	$11,484	$10,582	$10,106	$9,595

ASSET MEASURES
Total assets(2)	$74,143	$72,721	$75,707	$73,469
Adjustments for:
Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(903)	(1,213)	(1,181)	(1,110)
Other	60	136	79	4
Total assets for leverage purposes(1)	$73,300	$71,644	$74,605	$72,363

Risk-weighted assets - Basel I	n/a	$58,184	$62,270	$58,457
Risk-weighted assets - Basel III (fully phased-in)(3)	$62,970	$59,926	$64,162	$60,300
Risk-weighted assets - Basel III (transition)(3)	$61,985	n/a	n/a	n/a

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$13.89	$13.24	$12.57	$11.92	$9.06
Less: Goodwill	(1.14)	(1.14)	(1.14)	(1.14)	(1.34)
Less: Intangible assets, net	(0.69)	(0.67)	(0.62)	(0.53)	(0.66)
Tangible common equity per share	$12.06	$11.43	$10.81	$10.25	$7.06

(1) Beginning June 30, 2015, regulatory capital amounts are calculated under Basel III rules subject to transition provisions. The company reported under Basel I rules for periods prior to June 30, 2015.

(2) Represents total average assets at June 30, 2015 and total assets for all other periods presented.
(3) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.